UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2004

Voxware, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware 0-021403 36-3934824
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Lawrenceville Office Park, 168 Franklin Corner Road, Lawrenceville, New Jersey 08901
(Address of Principal Executive Offices)	(Zip Code)
(609) 514-4100
(Registrant's telephone number, including area code)

___________________Not applicable_____________________ (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

G Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

G Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12).

G Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

G Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02. Departure of Principal Officer; Election of Directors; Appointment of Principal Officers

On December 14, 2004, Glenn T. Rieger resigned his position as a Class III Director of Voxware, Inc. (the "Company"). Mr. Rieger served on the Compensation Committee and Nominating and Corporate Governance Committee prior to his resignation. Donald R. Caldwell was elected to the Board of Directors of the Company as a Director to fill such vacancy created by Mr. Rieger's resignation. Mr. Caldwell will serve as a Class III Director of the Company until the 2006 annual meeting of stockholders of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VOXWARE, INC.

Dated: December 15, 2004 By: /s/ Thomas J. Drury, Jr.

Name: Thomas J. Drury, Jr.

Title: President and Chief Executive Officer